                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-04760

                             SCUDDER ADVISOR FUNDS
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder International Equity Fund

Classes A, B, C and Investment

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Scudder International Equity Fund

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

International Equity Portfolio

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 29, 2001 are derived from the historical performance of Investment Class shares of the International Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Maximum Sales Charge) as of 10/31/05
Scudder International Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	21.27%	17.59%	.08%	6.56%
Class B	20.27%	16.68%	-.70%	5.74%
Class C	20.25%	16.65%	-.69%	5.75%
Investment Class	21.14%	17.52%	.05%	6.54%
MSCI EAFE Index+	18.09%	21.26%	3.04%	5.81%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class
Net Asset Value: 10/31/05	$ 12.73	$ 12.52	$ 12.29	$ 24.83
10/31/04	$ 10.52	$ 10.41	$ 10.22	$ 20.54
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .03	$ —	$ —	$ .05

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder International Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,429	$15,323	$9,461	$17,785
	Average annual total return	14.29%	15.29%	-1.10%	5.93%
Class B	Growth of $10,000	$11,727	$15,685	$9,603	$17,477
	Average annual total return	17.27%	16.19%	-.81%	5.74%
Class C	Growth of $10,000	$12,025	$15,872	$9,658	$17,486
	Average annual total return	20.25%	16.65%	-.69%	5.75%
MSCI EAFE Index+	Growth of $10,000	$11,809	$17,828	$11,615	$17,587
	Average annual total return	18.09%	21.26%	3.04%	5.81%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment
[] Scudder International Equity Fund — Investment Class [] MSCI EAFE Index+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$12,114	$16,231	$10,024	$18,843
	Average annual total return	21.14%	17.52%	.05%	6.54%
MSCI EAFE Index+	Growth of $10,000	$11,809	$17,828	$11,615	$17,587
	Average annual total return	18.09%	21.26%	3.04%	5.81%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Investment Class Lipper Rankings — International Large-Cap Core Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	12	of	196	7
3-Year	77	of	177	44
5-Year	83	of	129	64
10-Year	13	of	54	24

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,111.80	$ 1,108.00	$ 1,107.20	$ 1,111.50
Expenses Paid per $1,000*	$ 7.98	$ 11.95	$ 11.95	$ 7.98
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,017.64	$ 1,013.86	$ 1,013.86	$ 1,017.64
Expenses Paid per $1,000*	$ 7.63	$ 11.42	$ 11.42	$ 7.63

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class
Scudder International Equity Fund	1.50%	2.25%	2.25%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder International Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the Scudder International Equity Portfolio in which this fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for EAFE Equities and Global Equities.

BS, Pennsylvania State University.

In the following interview, Portfolio Manager Matthias Knerr discusses Scudder International Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2005.

Q:  How did the international stock markets perform during the past 12 months?

A:  International equities were strong performers over the past year, as the market environment was favorable in many areas. With corporate news flow positive and cash flows climbing to record levels, investor sentiment remained favorable toward equities, particularly those outside the US marketplace. The MSCI EAFE Index, the fund's benchmark, produced a return of 18.09% in US dollar terms.1 The benchmark's return would have been higher, but the strengthening of the US dollar versus foreign currencies reduced the US dollar return by about seven percentage points. (Since foreign shares are denominated in local country currencies, a loss in the value of the local currencies versus the dollar decreases the value of the investment in US dollar terms.) Nonetheless, international equities as an asset class outperformed the 6.80% return of US stocks, as measured by the Standard & Poor's 500 (S&P 500) Index.2

1 Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

2 The S&P 500 is an unmanaged group of stocks representative of the US stock market.

From a sector perspective, the two clear winners during the past year were energy and materials. With respect to the energy sector, the escalating price of crude oil provided a profit windfall for oil exploration and production companies. At the beginning of the annual period, energy prices stood near $45/barrel. Throughout 2005, energy prices rose on general supply/demand imbalances, intensified by increased demand from Asia. The US hurricane season contributed to this imbalance by reducing supplies, sending oil to $70/barrel. With such a considerable upward price movement, companies either directly or peripherally related to this sector were beneficiaries of increased pricing power. With respect to materials, China has continued to be a major consumer of raw and processed materials. The country has not experienced the economic slowdown that many had expected, with year-over-year gross domestic product (GDP) growing at 9.4% in the third quarter. Strong growth has allowed China's infrastructure build-out to continue, feeding demand for steel, chemicals, resins and ores. Laggards during the 12-month period included the information technology and telecommunications services sectors, both of which were hurt by a lack of pricing power.

On a regional basis, the Asian markets outperformed their European peers. Japan experienced a long-awaited rally due to several factors, including Prime Minister Junichiro Koizumi's reelection, the continuation of the reform process and the Bank of Japan's expectation that the seven-year deflationary cycle is set to end in 2006. The return to positive inflation in Japan would act as a lever allowing companies to raise prices, profitability and wages. Australia added to regional outperformance on the back of its high exposure to metals and mining. In Europe, the UK market was the chief laggard. Record consumer debt levels in the UK have been a burden on the economy, causing retail sales to flatten. Coupled with a slowdown in the previous hot residential housing market, the picture for the UK economy became clouded, and the market's return was muted as a result.

Q:  How did the fund perform in this environment?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2005, was 21.27%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for complete performance information.) For the period, the MSCI EAFE Index (the fund's benchmark) returned 18.09%, and the average return of the 196 funds in the Lipper International Large Cap Core Funds category was 16.80%.3 The fund finished in the upper seventh percentile of its peer group for the 12-month period, as strong stock selection allowed the fund to outperform its peers.

3 Source: Lipper Inc. The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Index. It is not possible to invest directly into a Lipper category.

4 "Overweight" means the fund holds a higher weighting in a given sector than its benchmark index.

Q:  What elements of the fund's positioning contributed to its performance?

A:  When analyzing performance results, it is important to keep in mind that the fund's bottom-up stock-selection process means that the fund may deviate from the country or sector allocations of the benchmark. This is not to say that we are not aware of how the fund is positioned in relation to the benchmark, but we are by no means managing the portfolio by striving to adhere closely to the benchmark.

From a positioning standpoint, the fund's overweight in emerging markets stocks, which are not included in the core benchmark, aided performance.4 Many emerging markets countries such as Russia and Brazil are rich in natural resources, so their markets benefited significantly from rising commodities prices. The fund's holding in Hungary, which was additionally lifted by the European Union enlargement, also performed well. Finally, the fund's financial sector holdings in India were boosted by increased consumption trends and the rising need for consumer lending.

The fund was adversely affected by its underweighting in Australia.5 The country's market has historically been driven by the metals and mining industry, and the fund's absence from Australian international resources companies had a negative impact on its return.

5 "Underweight" means the fund holds a lower weighting in a given sector than its benchmark index.

Q:  What factors helped and hurt performance?

A:  The information technology sector was the worst-performing sector within the index for the period, but the fund outperformed in this area as a result of strong stock selection. Our focus on identifying strong businesses with sustainable cash flow, technological superiority and brand equity has led us to stocks with far better performance than their industry peers. The fund's top performer was Samsung Electronics Co. Ltd., South Korea's largest company by market capitalization. Samsung, which produces semiconductors (computer chips), computers, flat-panel displays and home appliances, was able to substantially outperform on increased demand for its chip products. Additionally, Hon Hai Precision Industry Co., Ltd., Taiwan's major electronics exporter, outperformed on the back of strong financial performance stemming from better- than-expected handset demand, the launch of new consumer products and strong orders from its networking business.

The next-best-performing sector for the fund, in terms of our individual stock selection, was energy. Many of the portfolio's holdings produced robust returns, including Petroleo Brasiliero SA, Statoil ASA and Total SA. With respect to France's Total, we maintained a large overweight in the stock throughout the 12-month period. We view Total as the European equivalent of the US's Exxon Mobil in terms of capital discipline and quality of management, and we believe the fundamentals of the company will remain superior. Toward the end of the annual period, pricing power abated as the supply shocks related to the US hurricanes unwound and pricing eased. Most of the fund's holdings in energy gave up some of their ground as a result, but for the full 12-month period returns were excellent.

Another factor that helped performance was stock selection within the materials sector. As previously outlined, Asian consumption of raw materials and metals has risen due to the massive build-out of China's infrastructure. The primary beneficiary within the fund was Companhia Vale do Rio Doce SA, a Brazilian producer of iron ores and alloys, copper pellets and aluminum. Another contributor to outperformance within the sector was Nippon Steel Corp., which benefited from its ability to increase prices for its products.

The detractors from performance, which were few during the 12-month period, primarily stemmed from stock selection in the utilities and industrials sectors. In utilities, the most notable underperformer within the fund was Enel, an Italian generator and trader of electricity. The company was affected by investor concerns regarding potential acquisitions as well as increased political and regulatory interference. As a result of these pressures, we exited the position toward the end of the annual period. Additionally, the fund's underweight in select European utilities detracted from relative return as yield-related investments were popular with investors throughout the past year. Although the fund mildly underperformed the benchmark in utilities, returns were still positive on an absolute basis.

Q:  What is your strategic outlook for international markets and how is the fund positioned to benefit?

A:  Global equity markets have shown incredible resilience in the face of rising interest rates, rising energy costs and slowing growth. This resilience was all the more impressive during the last two months of the annual period, given the additional short-term pressures on both energy prices and growth as a result of Hurricanes Katrina and Rita.

It has been interesting to notice how expectations have changed over the last 12 months. It was not too long ago that the US Federal Reserve Board (the Fed) declared victory in the battle against deflation. Now, less than 12 months later, we appear to be at risk of "the inflation virus" poisoning the system, with recent US consumer price inflation figures sparking the October sell-off in the global markets. But, more important, has the long-run rate of inflation really changed that dramatically in such a short period of time?

There is a clear trend toward higher producer prices (the prices companies must pay for their inputs). The difference, though, in the inflation of producer versus consumer prices is still striking. Years of underinvestment or even outright reductions in production capacity, combined with a consolidation of the supplier base in many of the largest industrial sectors, have restored pricing power to many commodity markets. Despite these higher input prices, companies continue to struggle in passing higher costs along to their end customers. Instead, they have relied on scale, outsourcing and moving up the value chain to offset these costs. We believe these long-term trends can continue. However, in the short run, slower productivity gains and slower consumer spending means that higher input prices are likely to pressure corporate profit margins.

In this environment, our response is to redouble our efforts to focus on the quality and sustainability of companies' returns. As the global economy slows and the market environment becomes more challenging, investors are likely to reward those companies that have the ability to generate strong earnings growth and that can command higher prices for their products based on their brand, technological capability, market position or cost advantages. Our preference remains, first and foremost, with those companies that are able to fund attractive growth opportunities while earning more than their cost of capital. With balance sheets strong and interest rates still relatively low, managements likely will continue to seek to complement their organic growth strategies via acquisitions. We remain more cautious on this approach, but we recognize that it may be possible for companies to selectively add value in this way given the relatively low returns earned by holding cash.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Geographic Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/05	10/31/04

Japan	23%	23%
United Kingdom	16%	22%
Germany	13%	5%
Switzerland	8%	12%
France	7%	10%
Italy	5%	5%
Sweden	4%	1%
Greece	3%	2%
Ireland	3%	—
Other	18%	20%
	100%	100%
Sector Diversification (As a % of Common Stock)	10/31/05	10/31/04

Financials	32%	27%
Consumer Discretionary	15%	12%
Energy	11%	11%
Industrials	8%	9%
Health Care	7%	9%
Consumer Staples	6%	5%
Telecommunication Services	6%	8%
Materials	6%	5%
Information Technology	6%	6%
Other	3%	8%
	100%	100%

Geographic and sector diversification are based on market value of the total investment portfolio and are subject to change.

Ten Largest Portfolio Equity Holdings at October 31, 2005 (22.1% of Net Assets)
1. Total SA Producer of oil and natural gas	France	3.1%
2. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.5%
3. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	2.3%
4. Mizuho Financial Group, Inc. Provider of financial services	Japan	2.3%
5. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.1%
6. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.0%
7. Nestle SA Producer and seller of food products	Switzerland	2.0%
8. UBS AG Provider of commercial and investment banking services	Switzerland	2.0%
9. Mitsubishi Corp. Operator of a general trading company	Japan	1.9%
10. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 40. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investment in the International Equity Portfolio, at value	$ 277,411,793
Receivable for Fund shares sold	211,174
Due from Advisor	18,109
Other assets	19,493
Total assets	277,660,569
Liabilities
Payable for Fund shares redeemed	271,944
Other accrued expenses and payables	94,231
Total liabilities	366,175
Net assets, at value	$ 277,294,394
Net Assets
Net assets consist of: Undistributed net investment income	2,407,246
Net unrealized appreciation (depreciation) on: Investment securities	42,958,822
Foreign currency related transactions	(73,568)
Accumulated net realized gain (loss)	(393,215,727)
Paid-in capital	625,217,621
Net assets, at value	$ 277,294,394

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($6,630,721 ÷ 520,819 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 12.73
Maximum offering price per share (100 ÷ 94.25 of $12.73)	$ 13.51

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,009,775 ÷ 80,662 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 12.52

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($762,119 ÷ 61,996 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 12.29
Investment Class Net Asset Value, offering and redemption price(a) per share ($268,891,779 ÷ 10,826,977 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 24.84

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Total investment income allocated from the International Equity Portfolio: Dividends (net of foreign taxes withheld of $822,527)	$ 7,101,208
Interest	248
Interest — Scudder Cash Management QP Trust	69,957
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	216,845
Expenses(a)	(1,982,670)
Net investment income (loss) allocated from the International Equity Portfolio	5,405,588
Expenses: Administrator service fee	2,413,084
Distribution and shareholder servicing fee	31,934
Registration fees	55,318
Reports to shareholders	55,588
Legal	24,523
Auditing	29,425
Trustees' fees and expenses	3,616
Total expenses, before expense reductions	2,613,488
Expense reductions	(324,275)
Total expenses, after expense reductions	2,289,213
Net investment income (loss)	3,116,375
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from International Equity Portfolio: Investments (net of foreign taxes of $51,909)	48,511,420
Foreign currency related transactions	775,407
49,286,827
Net unrealized appreciation (depreciation) during the period on: Investments	1,895,199
Foreign currency related transactions	(73,568)
1,821,631
Net gain (loss) on investment transactions	51,108,458
Net increase (decrease) in net assets resulting from operations	$ 54,224,833

(a) For the year ended October 31, 2005, the Advisor/Administrator of the Portfolio waived fees in the amount of $424,917 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income (loss)	$ 3,116,375	$ 1,771,652
Net realized gain (loss) on investment transactions	49,286,827	42,619,935
Net unrealized appreciation (depreciation) during the period on investment transactions	1,821,631	(5,328,778)
Net increase (decrease) in net assets resulting from operations	54,224,833	39,062,809
Distributions to shareholders from: Net investment income: Class A	(13,836)	(95,503)
Class B	—	(6,910)
Class C	—	(3,352)
Investment Class	(645,055)	(6,545,035)
Fund share transactions: Proceeds from shares sold	72,548,640	253,547,422
Reinvestment of distributions	539,853	5,395,442
Cost of shares redeemed	(136,244,397)	(357,561,594)
Redemption fees	7,745	—
Net increase (decrease) in net assets from Fund share transactions	(63,148,159)	(98,618,730)
Increase (decrease) in net assets	(9,582,217)	(66,206,721)
Net assets at beginning of period	286,876,611	353,083,332
Net assets at end of period (including undistributed net investment income and distributions in excess of $2,407,246 and $695,242, respectively)	$ 277,294,394	$ 286,876,611

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.52	$ 9.59	$ 8.00	$ 9.28	$ 11.05
Income (loss) from investment operations: Net investment income (loss)	.13[b]	.05[b]	.07[b]	.03[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.11	1.07	1.53	(1.30)	(1.76)
Total from investment operations	2.24	1.12	1.60	(1.27)	(1.77)
Less distributions from: Net investment income	(.03)	(.19)	(.01)	(.01)	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 12.73	$ 10.52	$ 9.59	$ 8.00	$ 9.28
Total Return (%)[c,d]	21.27	11.77	19.95[e]	(13.68)	(16.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6	5	5	9
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.01	2.01	1.97	1.94	1.73*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50	1.50	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	1.10	.54	.87	.34	(.44)*

[a] For the period June 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return does not reflect the effect of any sales charges.

[e] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.70% and the impact to the Class was $0.02 per share.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.41	$ 9.49	$ 7.97	$ 9.33	$ 11.13
Income (loss) from investment operations: Net investment income (loss)	.04[b]	(.02)[b]	.01[b]	(.04)[b]	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.07	1.05	1.51	(1.31)	(1.76)
Total from investment operations	2.11	1.03	1.52	(1.35)	(1.80)
Less distributions from: Net investment income	—	(.11)	—[c]	(.01)	—[c]
Redemption fees	.00[c]	—	—	—	—
Net asset value, end of period	$ 12.52	$ 10.41	$ 9.49	$ 7.97	$ 9.33
Total Return (%)[d,e]	20.27	10.92	19.07[f]	(14.35)	(16.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.7		.5	.4	.4
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.76	2.76	2.72	2.69	2.48*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25	2.25	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	.35	(.21)	.11	(.41)	(1.19)*

[a] For the period June 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return does not reflect the effect of any sales charges.

[f] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.70% and the impact to the Class was $0.02 per share.

* Annualized

** Not annualized

Class C
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 9.32	$ 7.83	$ 9.15	$ 10.92
Income (loss) from investment operations: Net investment income (loss)	.04[b]	(.02)[b]	.01[b]	(.04)[b]	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.03	1.03	1.48	(1.27)	(1.68)
Total from investment operations	2.07	1.01	1.49	(1.31)	(1.77)
Less distributions from: Net investment income	—	(.11)	—[c]	(.01)	—[c]
Redemption fees	.00[c]	—	—	—	—
Net asset value, end of period	$ 12.29	$ 10.22	$ 9.32	$ 7.83	$ 9.15
Total Return (%)[d,e]	20.25	10.89	19.03[f]	(14.20)	(16.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.5		.2	.1	.3
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.76	2.76	2.72	2.69	2.48*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25	2.25	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	.35	(.21)	.11	(.41)	(1.19)*

[a] For the period June 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return does not reflect the effect of any sales charges.

[f] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.

* Annualized

** Not annualized

Investment Class
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 20.54	$ 18.72	$ 15.63	$ 18.14	$ 25.55
Income (loss) from investment operations: Net investment income (loss)	.25[a]	.11[a]	.14[a]	.06[a]	.08
Net realized and unrealized gain (loss) on investment transactions	4.10	2.08	2.96	(2.56)	(7.28)
Total from investment operations	4.35	2.19	3.10	(2.50)	(7.20)
Less distributions from: Net investment income	(.05)	(.37)	(.01)	(.01)	—
Net realized gains	—	—	—	—	(.21)
Total distributions	(.05)	(.37)	(.01)	(.01)	(.21)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 24.84	$ 20.54	$ 18.72	$ 15.63	$ 18.14
Total Return (%)[b]	21.14	11.80	19.85[c]	(13.78)	(28.38)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	269	280	347	418	815
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.76	1.76	1.72	1.69	1.68
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income (loss) (%)	1.10	.54	.86	.34	.24

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

International Equity Fund ("Scudder International Equity Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder International Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On October 31, 2005, the Fund owned approximately 91% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $393,215,700 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($902,177), October 31, 2009 ($256,733,423@@@@), October 31, 2010 ($108,361,900) and October 31, 2011 ($27,218,200), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

During the year ended October 31,2005, the Fund utilized approximately $39,228,200 of its capital loss carryforward.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,564,024
Capital loss carryforwards	$ (393,215,700)

In addition, during the year ended October 31, 2005 and October 31, 2004, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended October 31,
	2005	2004
Distributions from ordinary income*	$ 658,891	$ 6,650,800

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Effective November 1, 2004 through February 28, 2006, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Class A shares 1.50%, Class B shares 2.25%, Class C shares 2.25% and Investment Class 1.50% including expenses allocated from the Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 53,881	$ 22,337	$ —
Class B	7,977	3,274	—
Class C	5,710	2,380	137
Investment Class	2,345,516	296,284	—
	$ 2,413,084	$ 324,275	$ 137

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class A shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class A	$ 15,847	$ 1,433
Class B	7,038	640
Class C	5,039	481
	$ 27,924	$ 2,554

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class B	$ 2,336	$ 227.25%
Class C	1,674	180.25%
	$ 4,010	$ 407

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $1,768.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares aggregated $2,338 and $188, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended October 31, 2005, SDI received none.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $21,920, of which $6,680 is unpaid at October 31, 2005.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each Committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	84,016	$ 1,007,451	281,798	$ 2,915,798
Class B	26,690	308,310	37,626	388,954
Class C	41,685	473,833	56,409	566,126
Investment Class	3,064,169	70,759,046	12,517,755	249,676,544
		$ 72,548,640		$ 253,547,422
Shares issued to shareholders in reinvestment of distributions
Class A	814	$ 9,526	8,782	$ 87,729
Class B	—	—	649	6,454
Class C	—	—	343	3,352
Investment Class	23,199	530,327	271,827	5,297,907
		$ 539,853		$ 5,395,442
Shares redeemed
Class A	(139,040)	$ (1,638,067)	(207,587)	$ (2,134,778)
Class B	(17,585)	(203,562)	(23,388)	(238,058)
Class C	(35,673)	(398,917)	(27,360)	(269,897)
Investment Class	(5,871,504)	(134,003,851)	(17,748,391)	(354,918,861)
		$ (136,244,397)		$ (357,561,594)
Redemption fees		$ 7,745		$ —
Net increase (decrease)
Class A	(54,210)	$ (620,918)	82,993	$ 868,749
Class B	9,105	104,775	14,887	157,350
Class C	6,012	74,934	29,392	299,581
Investment Class	(2,784,136)	(62,706,950)	(4,958,809)	(99,944,410)
		$ (63,148,159)		$ (98,618,730)

D. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

E. Fund Merger

On October 14, 2005, the Board of Trustees approved, in principle, the merger of the Fund into Scudder International Fund.

Completion of the merger is subject to a number of conditions, including final approval by each Fund's Board and approval by the shareholders of the Fund at a shareholder meeting expected to be held during the first quarter of 2006.

Report of Independent Registered Public Accounting Firm

To the Trustees of the Scudder Advisor Funds and Shareholders of International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As disclosed in Note E, the Board of Trustees approved the merger of the Fund into Scudder International Fund subsequent to year end.

Boston, Massachusetts December 30, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid foreign taxes of $822,632 and earned $4,643,012 of foreign source income during the year ended October 31, 2005. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.07 per share as foreign taxes paid and $0.40 per share as income earned from foreign sources for the year ended October 31, 2005.

For Federal Income tax purposes, the Fund designates $8,800,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004 )

		54
S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	51
Martin J. Gruber 7/15/37 Trustee since 1999

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		51
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005)	51
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005)	51
Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005

Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder Advisor Funds of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the International Equity Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of October 31, 2005

	Shares	Value ($)

Common Stocks 97.6%
Australia 1.9%
Australia & New Zealand Banking Group Ltd.	183,163	3,234,124
Macquarie Airports	1,140,600	2,568,784
(Cost $5,144,873)		5,802,908
Brazil 1.8%
Companhia Vale do Rio Doce (ADR) (a)	71,484	2,954,434
Petroleo Brasileiro SA (ADR)	37,800	2,415,420
(Cost $1,945,937)		5,369,854
Finland 2.6%
Fortum Oyj	150,000	2,655,472
Nokia Oyj	154,904	2,599,306
Nokian Renkaat Oyj	176,430	2,749,583
(Cost $8,948,334)		8,004,361
France 6.9%
Axa	128,400	3,718,508
BNP Paribas SA	57,060	4,325,987
Pernod Ricard SA	19,454	3,400,349
Total SA	37,632	9,476,132
(Cost $14,087,326)		20,920,976
Germany 12.2%
Adidas-Salomon AG	19,800	3,320,727
Allianz AG (Registered)	32,176	4,544,450
BASF AG	48,530	3,498,504
Bayer AG	85,150	2,956,462
Commerzbank AG	71,400	1,868,270
Continental AG	34,280	2,620,149
Deutsche Boerse AG	27,100	2,549,796
E.ON AG	67,189	6,088,439
Fresenius Medical Care AG (a)	27,480	2,472,166
Hypo Real Estate Holding AG	109,000	5,267,976
Siemens AG	25,678	1,909,622
(Cost $30,939,090)		37,096,561
Greece 2.8%
Alpha Bank AE	89,595	2,572,094
Hellenic Telecommunications Organization SA*	189,400	3,915,313
OPAP SA	71,500	2,064,162
(Cost $6,477,350)		8,551,569
Hong Kong 1.3%
Esprit Holdings Ltd. (Cost $2,076,499)	539,517	3,831,266
Hungary 0.4%
OTP Bank Rt (Cost $357,158)	36,111	1,304,339
India 1.0%
ICICI Bank Ltd. (Cost $2,201,829)	283,500	3,146,293
Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (a) (Cost $3,315,636)	155,500	3,165,980
Ireland 2.7%
Anglo Irish Bank Corp. PLC	232,420	3,146,069
CRH PLC	99,430	2,484,801
Grafton Group PLC (Units)*	264,200	2,602,739
(Cost $8,514,029)		8,233,609
Italy 4.3%
Banca Intesa SpA	1,037,970	4,847,057
Capitalia SpA	562,900	2,937,369
Eni SpA (a)	200,274	5,356,711
(Cost $9,327,316)		13,141,137
Japan 22.4%
Aiful Corp.	31,100	2,324,435
Astellas Pharma, Inc.	86,100	3,078,735
Canon, Inc.	104,100	5,508,821
Credit Saison Co., Ltd.	59,900	2,721,180
Dai Nippon Printing Co., Ltd.	114,572	1,871,456
Daito Trust Construction Co., Ltd.	54,100	2,673,276
Mitsubishi Corp.	293,100	5,739,551
Mitsui & Co., Ltd.	230,000	2,819,786
Mitsui Fudosan Co., Ltd.	196,000	3,231,941
Mitsui Sumitomo Insurance Co., Ltd.	186,000	2,401,359
Mizuho Financial Group, Inc.	1,028	6,904,800
Nippon Steel Corp.	848,523	3,024,751
Nissan Motor Co., Ltd.	335,053	3,501,701
Nitori Co., Ltd.	21,400	1,628,838
Sega Sammy Holdings, Inc. (a)	145,800	5,266,342
Sharp Corp.	135,000	1,855,501
Shinsei Bank Ltd.	251,000	1,463,235
Takefuji Corp.	36,000	2,529,894
Toyota Motor Corp.	161,900	7,516,433
Yamada Denki Co., Ltd. (a)	25,900	2,289,855
(Cost $43,800,970)		68,351,890
Korea 1.3%
Samsung Electronics Co., Ltd. (Cost $1,903,419)	7,369	3,928,896
Mexico 0.5%
Fomento Economico Mexicano SA de CV (ADR) (Cost $1,474,903)	21,800	1,482,182
Netherlands 2.3%
Royal Dutch Shell PLC "B" (Cost $4,505,187)	214,267	6,990,244
Norway 1.1%
Statoil ASA (Cost $1,803,147)	144,763	3,214,321
Russia 1.2%
AFK Sistema (REG S) (GDR)	78,962	1,767,348
OAO Gazprom (REG S) (GDR)	33,200	1,962,557
(Cost $2,528,457)		3,729,905
Spain 2.4%
ACS, Actividades de Construccion y Servicios SA	116,500	3,330,173
Telefonica SA	246,934	3,939,330
(Cost $4,960,644)		7,269,503
Sweden 3.6%
ForeningsSparbanken AB (Swedbank)	125,000	3,083,644
Modern Times Group MTG AB "B"*	42,600	1,629,201
SKF AB "B"	197,270	2,490,135
Telefonaktiebolaget LM Ericsson "B"	1,125,562	3,692,752
(Cost $7,644,363)		10,895,732
Switzerland 7.8%
Baloise Holding AG "R"	40,400	2,058,835
Nestle SA (Registered)	20,314	6,046,534
Novartis AG (Registered)	76,132	4,095,265
Roche Holding AG (Genusschein)	38,340	5,727,921
UBS AG (Registered)	70,163	5,955,833
(Cost $14,651,363)		23,884,388
Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd. (Cost $1,251,534)	383,065	1,662,090
United Kingdom 15.6%
AstraZeneca PLC	53,321	2,393,098
BAA PLC	228,844	2,485,223
BHP Billiton PLC	357,491	5,266,875
Hammerson PLC	184,500	2,913,314
Hilton Group PLC	326,900	1,961,848
HSBC Holdings PLC	360,683	5,675,891
Imperial Tobacco Group PLC	193,770	5,556,803
Informa PLC	332,400	2,201,068
National Grid PLC	274,740	2,512,108
Prudential PLC	251,992	2,114,483
Reckitt Benckiser PLC	92,300	2,789,191
Royal Bank of Scotland Group PLC	230,462	6,380,590
Vodafone Group PLC	2,104,807	5,523,963
(Cost $35,853,766)		47,774,455
Total Common Stocks (Cost $213,713,126)		297,752,459

Securities Lending Collateral 5.5%
Scudder Daily Assets Fund Institutional, 3.89% (b) (c) (Cost $16,915,685)	16,915,685	16,915,685

Cash Equivalents 1.8%
Scudder Cash Management QP Trust, 3.83% (d) (Cost $5,489,769)	5,489,769	5,489,769
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $236,118,580)+	104.9	320,157,913
Other Assets and Liabilities, Net	(4.9)	(14,744,147)
Net Assets	100.0	305,413,766

* Non-income producing security.

+ The cost for federal income tax purposes was $242,774,731. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $77,383,182. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $80,702,957 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,319,775.

(a) All or a portion of these securities were on loan (see notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $16,254,784, which is 5.3% of net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $213,713,126) including $16,127,025 of securities loaned	$ 297,752,459
Investment in Scudder Cash Management QP Trust (cost $5,489,769)	5,489,769
Investment in Scudder Daily Assets Fund Institutional (cost $16,915,685)*	16,915,685
Total investments in securities, at value (cost $236,118,580)	320,157,913
Cash	5,373
Foreign currency, at value (cost $633,956)	619,205
Receivable for investments sold	6,193,113
Dividends receivable	390,109
Interest receivable	38,329
Foreign taxes recoverable	256,688
Other assets	880
Total assets	327,661,610
Liabilities
Payable upon return of securities loaned	16,915,685
Due to custodian bank	2,159,064
Payable for investments purchased	2,912,621
Accrued investment advisory fee	129,797
Other accrued expenses and payables	130,677
Total liabilities	22,247,844
Net assets, at value	$ 305,413,766

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $914,295)	$ 7,908,425
Interest — Scudder Cash Management QP Trust	76,573
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	240,591
Interest	1,666
Total Income	8,227,255
Expenses: Management fee	2,068,643
Administrator service fee	477,379
Auditing	63,299
Legal	18,118
Trustees' fees and expenses	24,167
Other	46,141
Total expenses, before expense reductions	2,697,747
Expense reductions	(477,020)
Total expenses, after expense reductions	2,220,727
Net investment income (loss)	6,006,528
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $58,274)	54,259,739
Foreign currency related transactions	937,671
55,197,410
Net unrealized appreciation (depreciation) during the period on:
Investments	2,736,100
Foreign currency related transactions	(82,661)
2,653,439
Net gain (loss) on investment transactions	57,850,849
Net increase (decrease) in net assets resulting from operations	$ 63,857,377

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income (loss)	$ 6,006,528	$ 5,421,773
Net realized gain (loss) on investment transactions	55,197,410	52,747,398
Net unrealized appreciation (depreciation) during the period on investment transactions	2,653,439	(5,305,626)
Net increase (decrease) in net assets resulting from operations	63,857,377	52,863,545
Capital transactions in shares of beneficial interest: Proceeds from capital invested	82,821,203	235,493,569
Value of capital withdrawn	(173,084,135)	(426,402,928)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(90,262,932)	(190,909,359)
Increase (decrease) in net assets	(26,405,555)	(138,045,814)
Net assets at beginning of period	331,819,321	469,865,135
Net assets at end of period	$ 305,413,766	$ 331,819,321

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	305	332	470	667	1,331
Ratio of expenses before expense reductions (%)	.85	.84	.84	.80	.80
Ratio of expenses after expense reductions (%)	.70	.70	.70	.70	.70
Ratio of net investment income (loss) (%)	1.89	1.31	1.72	1.14	1.05
Portfolio turnover rate (%)	54	63	123	179	137
Total Investment Return (%)[a,b]	21.94	12.60	20.65[c]	(13.03)	—

[a] Total return would have been lower had certain expenses not been reduced.

[b] Total investment return for the Portfolio was derived from the performance of the Investment Class of Scudder International Equity Fund.

[c] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 20.33%.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in any open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Additionally, based on the Portfolio's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Portfolio will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $169,395,917 and $258,538,168, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Prior to September 30, 2005, Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, served as subadvisor with respect to the investment and reinvestment of assets in the Portfolio, and was paid by the Advisor for its services. (Please see Note G for details).

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2005, the Administrator Service Fee aggregated $477,379, of which $40,754 is unpaid at October 31, 2005.

For the year ended October 31, 2005, the Advisor and Administrator agreed to waive their fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Accordingly, for the year ended October 31, 2005, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $470,070 and the amount imposed aggregated $1,598,573, which was equivalent to an annualized effective rate of 0.50% of the Portfolio's average net assets.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Portfolio $6,950, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

G. Other

Prior to September 30, 2005, Deutsche Asset Management Investment Services, Ltd. ("DeAMIS"), an indirect, wholly owned subsidiary of Deutsche Bank AG, served as subadvisor to the Fund. The Board voted to permit the Fund's subadvisory agreement with DeAMIS to expire on September 30, 2005 in light of the then pending acquisition of DeAMIS by Aberdeen Asset Management PLC.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio (the "Portfolio") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 30, 2005	PricewaterhouseCoopers LLP
Investment Management Agreement Approval

The Scudder International Equity Fund (the "Fund"), a series of the Scudder Advisor Funds (the "Trust"), invests all of its assets in the Scudder International Equity Portfolio (the "Portfolio") in order to acheive its investment objectives. The Board of Trustees of the Portfolio, which is also the Board of Trustees of the Trust, approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of the Portfolio's Trustees are independent of the Advisor and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of the Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Portfolio was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Portfolio represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes no fee breakpoints. The Board noted the Advisor's initiative to restructure and streamline the family of Scudder Funds and to collapse the Portfolio and that, in light of the proposed restructuring, there was no need to further consider the appropriateness of breakpoints for the Portfolio.

The total operating expense of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Investment Class shares) for the year ending December 31, 2004 were somewhat lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance was in the 1st quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund outperformed its benchmark in the one-year period, but that it underperformed its benchmark for the three- and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor's personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire Scudder fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including the Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and the Fund and its shareholders as long as they remain in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Investment

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Investment Class
Nasdaq Symbol	DBAIX	DBBIX	DBCIX	BTEQX
CUSIP Number	81111R 502	81111R 601	81111R 700	81111R 809
Fund Number	420	620	720	820

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder Advisor Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Graham E. Jones. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  SCUDDER INTERNATIONAL EQUITY FUND- INVESTMENT
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $18,750             $225              $0               $0
--------------------------------------------------------------------------------
2004              $16,800             $185            $7,685             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                    $309,400              $197,605                 $0
--------------------------------------------------------------------------------
2004                    $453,907                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed-upon procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005             $0              $197,605            $104,635          $302,240
--------------------------------------------------------------------------------
2004           $7,685               $0              $1,153,767       $1,161,452
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Equity Fund, a series
                                    of Scudder Advisor Funds

By:                                 /s/Vincent J. Esposito
                                    --------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder International Equity Fund, a series
                                    of Scudder Advisor Funds

By:                                 /s/Vincent J. Esposito
                                    --------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    --------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006